Axos Financial, Inc. Investor Presentation December 2021 NYSE: AX

Safe Harbor 1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The use of future tense or words “future plans,” “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, including new initiatives and expansion, the effects of the COVID-19 pandemic, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2021, Form 10-Q for the quarter ended September 30, 2021 and its last earnings press release. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Axos’ Business Model is Differentiated From Other Banks 2 Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-selling • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

Our Business Model is More Profitable Because Our Costs are Lower and Our Assets are Higher-Yielding 3 Axos1 (%) Banks Greater Than $10bn2 (%) Net interest income 4.51% 2.19% As % of average assets Salaries and benefits 0.87% 1.03% Premises, equipment and other non-interest expense 1.04% 1.11% Total non-interest expense 1.91% 2.14% Core business margin 2.60% 0.05% 1. For the three months ended 9/30/2021 – the most recent data on FDIC website “Statistics on Depository Institutions Report”. Axos Bank only, excludes Axos Financial, Inc. and non-bank subsidiaries to compare to FDIC data. Data retrieved 12/28/2021. 2. All Commercial Banks by asset size. FDIC reported for three months ended 9/30/2021. Total of 162 institutions >$10 billion. Data retrieved 12/28/2021.

4 Axos Financial’s Three Business Segments Provide the Foundation For Sustained Long-Term Growth Consumer Banking Commercial BankingSecurities › Diverse mix of asset, deposit, and fee income reduces risk and provides multiple growth opportunities in varying environments › Differentiated retail digital strategy from “online savings banks” or fin- tech competitors › Structural cost advantage vs. traditional banks › Differentiated distribution strategy › New business initiatives will generate incremental growth › Universal Digital Banking Platform and Enterprise Technology stack provide operating leverage opportunity › Technology synergies among business segments reduce overall cost of growth strategy Investment Thesis

Convenience and superior user experience keys to long-term success Effective use of customer data and segmentation reduces customer acquisition costs and increases cross-sell Control of front- and back- end connectivity to technology stack provides cost and time-to-market advantages UDB allows Axos to continuously add new self- service tools and value- added services within our digital banking platform Consumer Banking Providers that integrate banking with specialized software to serve specific customer segments will gain market share Axos Fiduciary Services supports trustees and fiduciaries nationwide through software + services model Winning cash/treasury management accounts through > automation and custom API integration Regional sales leaders supported by centralized service team creates a more efficient and scalable model Commercial Banking Consumers across all age and income demographics want to manage their finances through a centralized, digital platform Independent RIAs and IBDs need banking services to compete with money center banks and large broker-dealers Owning clearing, custody, and direct-to-consumer digital wealth capabilities provides opportunities to serve consumers with incremental services at favorable economics Securities Our Model is Built for Increased Digital Interactions COVID-19 Has Accelerated Adoption of Digital Banking and Wealth Management 5

53.0 60.2 0 50 100 Q1 2021 Q1 2022 Fiscal 2022 First Quarter Highlights Compared with Fiscal 2021 First Quarter 6 13,382 14,907 0 5,000 10,000 15,000 20,000 Q1 2021 Q1 2022 $ Millions Asset Growth $ Millions Net Income 10,556 11,747 0 5,000 10,000 15,000 Q1 2021 Q1 2022 $ Millions Deposit Growth 0.00 0.20 0.40 0.60 0.80 1.00 Q1 2021 Q1 2022 $ Diluted EPS Diluted EPS Return on Equity = 16.2% Return on Assets = 1.66% 11.4% 11.3% 12.5% 13.6% 0.88 0.99

2.98 3.56 2.00 2.50 3.00 3.50 4.00 FY 2020 FY 2021 183.4 215.7 0 50 100 150 200 250 FY 2020 FY 2021 Fiscal 2021 Highlights Compared with Fiscal 2020 7 13,852 14,266 0 5,000 10,000 15,000 FY 2020 FY 2021 $ Millions Asset Growth $ Millions Net Income 11,336 10,816 0 5,000 10,000 15,000 FY 2020 FY 2021 $ Millions Deposit Growth* $ Diluted EPS Diluted EPS Return on Equity = 16.51% Return on Assets = 1.52% 3.0% -4.6% 19.5% 17.6% * Deposit decrease by design to accommodate acquisition of $1.2 billion in deposits from E*TRADE Advisor Services in August 2021.

1.87 2.10 2.37 2.48 2.98 3.56 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 2016 2017 2018 2019 2020 2021 Diluted EPS and Book Value Per Share Have Been Consistently Strong 8 Book Value Per Share (FY)Diluted EPS (FY) $ per share 13.7% CAGR $ per share 10.73 13.05 15.24 17.47 20.56 23.62 0.00 5.00 10.00 15.00 20.00 25.00 2016 2017 2018 2019 2020 2021 17% CAGR

9 3.90% 3.84% 3.76% 3.83% 3.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% FY2017 FY2018 FY2019 FY2020 FY2021 Net Interest Margin Has Been Stable/Rising Through a Variety of Interest Rate Cycles Axos NIM (excluding HRB) Fed Funds Stable Net Interest Margin, without HRB

Axos is a Top Quartile Performer Versus Bank Peer Group 10 Axos Bank Peer Group Percentile ROAA 1.92% 0.94% 92% Return on equity 18.43% 9.50% 89% G&A 1.97% 2.36% 29% Efficiency ratio 42.42% 65.68% 9% Source: Uniform Bank Performance Report (UBPR) as of 9/30/21; data retrieved 12/28/21. Note: Peer group is all savings banks (101) with assets greater than $1 billion for quarter ended 9/30/21. The 89% on ROE means that the Bank outperformed 89% of all banks. The 29% G&A ranking means that only 29% of banks spend less on G&A than Axos. Peer group includes savings banks greater than $1 billion.

11 Net Loan Growth by Category for First Quarter Ended September 30, 2021 Loans Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Jumbo Mortgage Multifamily Small Balance Commercial Lender Finance RE SF Warehouse Lending SBLOC & Other Auto CRE Specialty Unsecured / OD Equipment Leasing Q1 FY22 $ Millions Other PPP Refund Advance & Other Q4 FY21 $3,685 656 2,007 451 3,355 138 100 385 62 40 3 (60) 42 (13) 1 265 47 (12) 85 0 (1) Inc (Dec) $3,745 614 2,020 450 3,090 91 112 300 62 55 4 Commercial & Industrial Non-RE Lender Finance Non RE 622 580 42 517 432 85 $12,021 $11,555 $466 (15)

12 Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Net Loan Portfolio – End of Last Five Quarters ($ in Thousands) Multifamily Single family 56% 56% 55% 58% 58% 57% Average Loan to Value $10,925,450 $11,609,584 $11,711,215 $11,414,814 $11,879,021 $- $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 55% 57% 56% 57%

Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Liability (UCL) ($ in millions) 13 133.0 0.7 0.5 4.0 136.8 5.7 2.0 7.7 120 125 130 135 140 145 150 June 30, 2021 ACL + UCL Gross Charge-offs Provisions for credit losses Gross Recoveries September 30, 2021 ACL + UCL UCLACL

14 Allowance for Credit Losses (ACL) by Loan Category as of September 30, 2021 Loans Single Family - Mortgage and Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Auto & Consumer Loan Balance $ Millions Other ACL $ $4,341.2 2,458.2 3,492.9 446.6 42.7 ACL % Commercial & Industrial Non-RE 1,239.4 $12,021.0 13.4 65.3 10.0 0.3 22.5 $25.3 $136.8 1.14% 1.87% 0.55% 0.58% 0.70% 2.24% 1.82%

15 3.6 4.2 5.9 6.9 6.8 7.3 1.4 1.4 1.6 1.5 1.6 1.6 5.0 5.6 7.5 8.4 8.4 8.9 0 1 2 3 4 5 6 7 8 9 10 2016 2017 2018 2019 2020 2021 $ Billions Loans for Investment Loans for Sale Loan Origination Growth 12.0% 33.9% 12.0% › Organic growth in existing business lines • Multifamily geographic expansion • Agency and jumbo mortgage channel expansion • Small Balance Commercial Real Estate expansion • Large Balance Commercial / Specialty Real Estate expansion › Additional C&I verticals/product expansion › Retail auto lending launch › RIA M&A and succession lending Annual growth rate Fiscal Year Loan Originations Future Plans 12.2% 5-yr CAGR 0.0% 6.0%

16 Diversified Deposit Businesses Key Elements Deposit Consumer direct Distribution Partners Fiduciary Services ‹ Full service digital banking, wealth management, and securities trading Small business banking ‹ Exclusive relationships with significant brands, groups, or employers ‹ Exclusive relationships with brokers and financial planners through Axos Clearing and Axos Advisor ‹ Business banking with simple suite of cash management services ‹ Serves 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship ‹ Software allows servicing of SEC receivers and non- chapter 7 cases Specialty deposits ‹ Fiduciary services for trustees ‹ 1031 exchange firms ‹ Title and escrow companies ‹ HOA and property management Commercial/ Treasury Management ‹ Full-service treasury/cash management ‹ Team enhancements and geographic expansion ‹ Bank and securities cross-sell Axos Securities ‹ Broker-dealer client cash ‹ Broker-dealer reserve accounts

17 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 September 30, 2021 Checking Growth (6/2013 – 9/2021) = 1,736% Savings Growth (6/2013 – 9/2021) = 359% 100% of Deposits = $2.1 billion 100% of Deposits = $11.7 billion Savings – IRA 25% 11% 2% 62%%

18 Axos Customer Base and Deposit Volume is Well Distributed Throughout the United States Axos Deposits Have National Reach With Customers in Every State Average Deposit Balance Number of Accounts

19 Optionality with Deposits from Axos Securities Securities segment provides $2 billion of deposits that can be brought on balance sheet or pushed to partner banks to generate fee income 2.8 9.1 15.3 9.0 29.0 49.0 0.0 10.0 20.0 30.0 40.0 50.0 Base plus 100 bps plus 200 bps Current Level Off-B/S Hypothetical $2B Off-B/S Annualized Fee Income $M* › Provides stable, low/no-cost deposits that can be used to fund Axos Bank’s loan growth › Currently 17 partner banks hold $650 million deposits off Axos Bank’s balance sheet › Significant upside to fee income if interest rates rise and/or more deposits are pushed to partner banks *Amount of fee income may be higher or lower, depending on how much deposits from Axos Securities are held on or off Axos Bank’s balance sheet

20 Commercial Loans and Deposits 6 years of growth •Product Expansion •Repeating Client Relationships •Reputation for Reliable Execution •Service to Specialty Verticals •Technology and Application Integration •Reposition as Commercial Banker Loan Growth Drivers Deposit Growth Drivers Spot Balance ($BN’s) $1.73 $6.77 $1.08 $6.53 $0 $1 $2 $3 $4 $5 $6 $7 FYE 2015 FYE 2021 Loans Deposits 25.5% CAGR 35.0% CAGR

21 Core Deposit Growth Was Sufficiently Strong To Grow Overall Deposits While Changing The Deposit Mix Deposit Growth * Future Plans › Enhanced digital marketing automation integrated to outbound sales group › Products and technology integration targeted to specific industry groups › Creation of differentiated consumer and business banking platform › Enhanced focus on customer service and user experience › Leverage existing and create new distribution partnerships to allow for reduced acquisition cost and leverage of external brands 6,044 6,900 7,985 8,983 11,337 10,816 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 $ Millions 2021 12.3% 5-yr CAGR 20202019201820172016 % CDs1 17% 12% 25% 26% % Borrowings2 12% 9% 6% 6% 20% 4% 1 as a % of total deposits 2 as a % of total liabilities 14% 2% * Decrease in deposits by design to accommodate acquisition of $1.2 billion in deposits from E*TRADE Advisor Services in August 2021

22 Diversified Fee / Non-Interest Income *Excludes investment securities gains and losses. ** Broker-dealer fee income constitutes larger share due to addition of AAS to Securities Business. Fee Income Mortgage Banking Deposit/ Service Fees Agency Jumbo Structured Settlement Other Cash/Treasury Management Consumer Deposit Multifamily Payments Tax Prepayment Fee Prepaid 19% 7% % Fee Income FY 2021* 39% Gain on Sale – Other 1% % Fee Income Q1 Fiscal 2022* 19% 1% 23% 11% Broker-Dealer 25%44% ** 2% 9%

Axos Securities Overview

axos

Monetizing synergies by integrating Banking products and services to Securities customers, RIAs, and IBDs

Axos Securities

Business	Clients
Axos Clearing Securities Clearing & Custody	**69 IBDs** **200 RIAs** **265,000 Clients**
Axos Invest Digital Wealth & Personal Financial Management	**24,000 Clients**
Axos Trading Self-Directing Trading	**Launched Fiscal Q1 2022***

Access to ~289,000 Clients

Consumer Banking
- Consumer Deposit Accounts
- ODL/Margin Accounts
- Jumbo Single Family Mortgage Loans

Commercial Banking
- Securities-Backed Lines of Credit
- Cash Management
- Commercial Property Refinancing

Digital Solutions
- Universal Digital Platform
- Account Opening Platform

*Retail crypto trading launch expected in 1H calendar 2022

23

24 Securities Strategy Leveraging Bank’s existing digital platforms allows for a unique integrated and flexible Banking and Securities product features End Clients Universal Enrollment Platform Universal Digital Bank Platform Onboard Clients Faster “Single-Pane” Rich Banking and Securities features Independent RIAs Introducing Broker-Dealers Self-Directed Trading

Fee Compression for Active and Passive Investment Managers Advisors are Leaving Wirehouses to Become Independent Advisors Aging Advisor Population Is Driving Consolidation and Succession Planning Digitization of Wealth Management Secular Industry Trends Provide Opportunities for Axos • RIAs need to reduce costs and streamline back- office ops • Automation frees up > time/resources for client interactions • Axos to provide bundled securities clearing, custody and banking services • Target small & medium-sized RIAs and IBDs that large custodians do not serve well • Axos to provide succession-based and M&A financing to RIAs and IBDs • Nation-wide footprint and industry focus are competitive advantages • Axos will offer direct-to-consumer and private label robo-advisory solutions to individuals and independent RIAs 25

26 E*TRADE Advisor Services Acquisition Axos Clearing acquired certain assets and deposits related to E*TRADE Advisor Services (EAS) – closed August 2, 2021 1) $55 million cash purchase price paid at closing from Axos Financial 2) Includes $24.8 billion of custodial assets & ~$1.2 billion low-cost deposits 3) Accelerates time-to-scale in RIA custody business 4) Adds new sources of fee income and services that compliment Axos Clearing’s product offering 5) Own proprietary front- and back-end RIA custody technology platform 6) Rebranded Axos Advisor Services (AAS) Strategic and Financial Benefits 1) Adds a turnkey technology platform to generate low-cost core deposits 2) Increases Axos’ non-interest income by 33%(1) 3) Provides cross-sell opportunities across securities clearing, deposit & lending products to 200+ advisors and 153,000+ wealth management clients 4) Conversion to broker-dealer platform unlocks incremental revenue opportunities 5) Accretive to EPS - projected 1% accretion in FY 2022 and 5% in FY 2023 6) Tangible book value earn-back in ~3 years (1) Based on Axos’ FY 2021 non-interest income (excluding HRB-related fees) of $94mm and EAS calendar year 2020 fee-based revenues of $31.3mm

Adds a Scalable Technology Platform Axos Advisor Services Platform Overview Liberty Integrated Platform Dedicated Strategic Business Consultant Dedicated Client Service Advocate Supported by High-Touch, Best-In-Class Client Service Liberty Platform Liberty Custody  Web-based  Highly scalable and secure  Mobile capabilities  Asset-based pricing  APIs to 3rd party value – added CRM, planning, compliance, aggregation and other tools  RIA client white labelled client portal, statements and mobile app • Prospecting • Proposal • Conversion • Onboarding • UMA • Rebalancing • Omnibus trading • Tax harvesting • Fractional shares • 3rd party investment managers • Diverse strategies • Fee billing • Mobile enabled • Investor portal • Performance • Statements • Private-labeling • Custom branding  No lending of client securities  FDIC insurance for up to $500K  Supports alternative / non-tradeable assets Portfolio Management & Trading Managed Investment Solutions Growth Tools Operational Tools Reporting + Analytics Helping advisors drive efficiencies so they can focus on building and sustaining their long-term client relationships Dedicated operations team Access to executive management team, trainers, business consultants, technology experts, and onboarding teams 27

28 Long-Term Revenue and Expense Synergies Axos Custody Axos Invest Axos Clearing Revenue Synergies* Cost Synergies* Axos Securities: • Margin Loans • Securities Lending • Fixed Income Trading • Order Flow • White-label Robo Advisor Axos Consumer Banking: • White-label Banking • Auto Lending • Mortgage Lending • Unsecured Lending Axos Business Banking: • Small Business Banking • RIA Lending Axos Securities: • Self-Clearing • Regulatory/Compliance • Client Acquisition Costs • Customer Service • IT Infrastructure/Dev Axos Consumer Banking: • Deposit Servicing Costs • Client Acquisition Costs Axos Business Banking: • Client Acquisition Costs *Not included in EPS accretion or tangible book value earn-back analysis

Business Segment Overview – Axos Invest  Free financial digital advisor that helps clients achieve their goals by automating the financial planning process.  Provides premium packages for clients who want additional value beyond our core services.  High Conversion Rates – Platform has been able to sustain 20% conversion rate with low client attrition.  Low Acquisition Costs– Compared to industry standards, historic acquisition costs have sub – $50/per client (funded account).  Sticky Accounts – Clients trust our advice with 49% following our recommendations within first week.  Do-It-Yourself Mass Market Core Services Customer Served Customer Behavior 24,000+ sticky customer accounts with opportunities to cross-sell banking and premium services 29

30 49% OF RECOMMENDATIONS COMPLETED IN 1 WEEK INTEGRATED FINANCIAL PRODUCTS SEEK GUIDANCE Our recommendation engine already has the capability to integrate a wide variety of financial offerings: savings, credit, purchases, and more $54,829.19 Value $550.00 Weekly New Home New Car Retirem ent + = Monetize Clients by Leveraging Data and Personalization at Key Event-Driven Decision Points

31 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell › Artificial intelligence and big data credit models enable quick credit decisions › Customized product recommendations based upon analytical determination of need › Provide holistic and interactive and intuitive design experience › Integrate online experience with other channels › Easy integration of third-party features (e.g., biometrics) › Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party › Enable creative customer acquisition partners › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Increase chances of offering right product at the right time and place › Personalization is the right antidote for too much choice, too much content, and not enough time

Personalization Solution Will Increase Consumer Engagement and Lifetime Value Goal is to present customers with customized and relevant offers at the right time via the right channel Establish a central hub for customer information needed to identify + prioritize relevant opportunities Target unknown prospects and lookalikes Present relevant personalized content across digital properties Contact customers via marketing automation solutions 32

As We Fully Digitize All Front-End Customer Interactions, Operational Efficiency Gains Also Become Possible Online Banking Customer Interaction Customer Self Service Operational Efficiency • Provide compelling customer value proposition to use online banking • Employ intelligent, personalized, automated campaigns to develop customer confidence in our messages • Utilize multiple channels to deliver information that reflects customer preferences • Expand digital channels and leverage omnichannel AI Hub across multiple channels, to streamline interactions ̶ Easy to use self help via intelligent, automated platforms such as conversational.ai to make it easy to get what’s wanted, when it’s wanted, anytime, anywhere ̶ Customer seamlessly switches from one channel to another e.g. IVR, Chatbot, Facebook Messenger, etc. • Customer centric operational efficiencies reduce cost, while accelerating delivery of customer requests • Efficiencies are delivered using tools such as our robotic process automation platform, or low code platform to automate high volume, repetitive processes 33

34 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Credit Tools list is a sampling and is not purported to be comprehensive.

Credit Quality No Loans in Forbearance 35 6/30/2021 Loans O/S Loans in Forbearance or Deferral % NPAs % Single Family-Mortgage & Warehouse $4,359.5 $0.0 0.00% $105.7 2.42% Multifamily and Commercial Mortgage $2,470.4 $0.0 0.00% $20.4 0.83% Commercial Real Estate $3,180.4 $0.0 0.00% $15.9 0.50% Commercial & Industrial - Non-RE $1,123.9 $0.0 0.00% $2.9 0.26% Auto & Consumer $362.2 $0.0 0.00% $0.3 0.08% Other $58.3 $0.0 0.00% $0.0 0.00% Total $11,554.7 $0.0 0.00% $145.2 1.26% 9/30/2021 Loans O/S Loans in Forbearance or Deferral % NPAs % Single Family-Mortgage & Warehouse $4,341.2 $0.0 0.00% $111.3 2.56% Multifamily and Commercial Mortgage $2,458.2 $0.0 0.00% $6.9 0.28% Commercial Real Estate $3,492.9 $0.0 0.00% $15.5 0.44% Commercial & Industrial - Non-RE $1,239.4 $0.0 0.00% $0.0 0.00% Auto & Consumer $446.6 $0.0 0.00% $0.4 0.09% Other $42.7 $0.0 0.00% $0.0 0.00% Total $12,021.0 $0.0 0.00% $134.1 1.12% Change at 9/30/21 from 6/30/21 Loans O/S Loans in Forbearance or Deferral NPAs Single Family-Mortgage & Warehouse -$18.3 $0.0 $5.6 Multifamily and Commercial Mortgage -$12.2 $0.0 -$13.5 Commercial Real Estate $312.5 $0.0 -$0.4 Commercial & Industrial - Non-RE $115.5 $0.0 -$2.9 Auto & Consumer $84.4 $0.0 $0.1 Other -$15.6 $0.0 $0.0 Total 466.3 $0.0 -$11.1

36 Annualized Charge-offs (Recoveries) to Average Loans Outstanding 0.06 0.19 0.19 0.23 0.12 0.01 0.02 0.06 0.08 0.07 -0.05 0.00 0.05 0.10 0.15 0.20 0.25 FY17 FY18 FY19 FY20 FY21 With HRB Without HRB % Note I: Company uses a June 30 fiscal year-end. Note II: The Company partnered with H&R Block Bank (HRB) to provide HRB branded financial services products. The partnership was terminated December 8, 2020.

37 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO Andy Micheletti, EVP of Finance investors@axosfinancial.com www.axosfinancial.com Johnny Lai, VP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information